Exhibit 99.1

Shutterstock Receives Stockholder Approval for Proposed Merger with Getty Images

NEW YORK, June 10, 2025 -- Shutterstock, Inc. (NYSE: SSTK) (“Shutterstock”), a leading global creative platform offering high-quality creative content for transformative brands, digital media and marketing companies, today announced that Shutterstock’s stockholders approved the adoption of the merger agreement between Shutterstock and Getty Images Holdings, Inc. (NYSE: GETY) (“Getty Images”), with approximately 82% of the issued and outstanding shares of Shutterstock common stock voting in favor, at today’s special meeting of Shutterstock stockholders.

Stockholder approval marks an important milestone in the process of combining Shutterstock and Getty Images to create a premier visual content company. The combined company will be well-positioned to meet the ever-changing needs of customers through combined investment in content creation, event coverage, and product and technology innovation.

“We are very pleased that our stockholders recognize the compelling rationale of this transaction and look forward to the successful completion of our merger with Getty Images,” said Paul Hennessy, Shutterstock’s Chief Executive Officer. “Our complementary strengths will allow us to better serve customers while also delivering exceptional value to our partners, contributors, and stockholders in a fast evolving and competitive environment.”

Both parties continue to expect the transaction to close in the second half of 2025, subject to required regulatory approvals and other customary conditions.

The final voting results will be reported on a Form 8-K filed with the Securities and Exchange Commission.

ABOUT SHUTTERSTOCK

Shutterstock, Inc. (NYSE: SSTK) is a leading global creative platform offering high-quality creative content for transformative brands, digital media and marketing companies. Fueled by millions of creators around the world, a growing data engine and a dedication to product innovation, Shutterstock is the leading global platform for licensing from the most extensive and diverse collection of high-quality 3D models, videos, music, photographs, vectors and illustrations. From the world's largest content marketplace, to breaking news and A-list entertainment editorial access, to all-in-one content editing platform and studio production services—all using the latest in innovative technology—Shutterstock offers the most comprehensive selection of resources to bring storytelling to life.

Learn more at www.shutterstock.com and follow us on LinkedIn, Instagram, X, Facebook and YouTube.

FORWARD-LOOKING STATEMENTS

The statements in this press release, and any related oral statements, include forward-looking statements concerning Getty Images, Shutterstock, the proposed transaction described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including "believes," "expects," "may," "will," "should," "could," "might," "seeks," "intends," "plans," "pro forma," "estimates," "anticipates," "designed," or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this press release relate to, among other things, obtaining applicable regulatory approvals for the proposed transaction on a timely basis or otherwise, satisfying other closing conditions to the proposed transaction, on a timely basis or otherwise, the expected tax treatment of the proposed transaction, the expected timing of the proposed transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. Important factors that could cause actual results to differ materially from the forward-looking statements include, among other things: failure to obtain applicable regulatory approvals in a timely manner or otherwise; interloper risk; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing (or at all); negative effects of the announcement of the transaction on the ability of Shutterstock or Getty Images to retain and hire key personnel and maintain relationships with customers, suppliers and others who Shutterstock or Getty Images does business, or on Shutterstock or Getty Images' operating results and business generally; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, as expected (or at all), or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the transaction; the potential impact of the announcement or consummation of the transaction on Getty Images', Shutterstock's or the combined company's relationships with suppliers, customers, employers and regulators; demand for the combined company's products; potential changes in the Getty Images stock price that could negatively impact the value of the consideration offered to the Shutterstock stockholders; the occurrence of any event that could give rise to the termination of the proposed transaction; and Getty Images' ability to complete any refinancing of its debt or new debt financing on a timely basis, on favorable terms or at all. A more fulsome discussion of the risks related to the proposed transaction is included in the information statement and proxy statement/prospectus filed with the SEC by Shutterstock and Getty Images in connection with the proposed transaction. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned "Risk Factors" in each of Getty Images' and Shutterstock's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the information statement and proxy statement/prospectus filed with the SEC by Shutterstock and Getty Images in connection with the proposed transaction is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor Shutterstock assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Investor Contact:

Chris Suh

csuh@shutterstock.com

Media Contact:

Lori Rodney

lrodney@shutterstock.com